                                                                    EXHIBIT 10.4

                                 SALES CONTRACT

                                                  Contract No.: YL-Sunline 06/07
                                                         Date: November.28, 2006

     The Seller: Baoding Tianwei Yingli New Energy Resources Co., Ltd

                 No.11, Huaxian Road, Baoding City, China
                 Tel: +86-312-8929801
                 Fax: +86-312-3151881

     The Buyer:  Sunline AG

                 Hans-Vogel-Stasse 22, D-90765 Fuerth, Germany
                 Tel: +49-911-79101914
                 Fax: +49-911-79101917

The undersigned Seller and Buyer agreed to close the following transactions according to the terms and conditions stipulated below:

1. Description of Goods:

   Commodity and Specification       Total Quantity     Unit Price & Terms         Amount
   ---------------------------     ------------------   ------------------   ------------------
Crystalline Silicon Solar Panels       30 MW            FOB Xingang, China   USD 111,000,000.00
165WP, 170WP, 175WP, 180WP
Cable and Connector                                        USD 3.70/Wp
Demension: 1310mmX990mm
                                   ------------------
Total Amount:                      USD 111,000,000.00
                                   ==================

Delivery Schedule:

      TIME        QUANTITY
      ----        --------
January, 2007        2Mwp
February, 2007       1Mwp
March, 2007          2Mwp
April, 2007          3Mwp
May, 2007            3Mwp
June, 2007           4Mwp
July, 2007           5Mwp
August, 2007         5Mwp
September, 2007      5Mwp
TOTAL               30MWP

2. Payment

For the payment terms of this sales contract, it should be subject to clause 5.(2).

3. PORT OF LOADING : XINGANG, China

4. DESTINATION: Port of destination, Europe

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5. GENERAL TERMS:

(1) The Seller agrees to supply and the Buyer agrees to purchase the contracted volume of 30Mwp in 2007.

(2) Based on the contract, the parities should sign individual supply contract for each project. The delivery schedule and payment term should be specified in each individual contract.

(3) The conversion efficiency indicated in the contract or in the attached data sheet of module means typical efficiency after lamination with Power tolerance of +/-5%, for which no claims will be asked for.

(4) Buyers are to assume full responsibilities for any consequences arising from; a) late submission of specifications or any other details necessary for the execution of this Sales confirmation; b) late payment

(5) The Seller shall not be held liable for failure or delay in delivery of the entire lot or a portion of the goods under this Sales Confirmation in consequence of any Force Majeure incidents.

(6) In case of quality discrepancy, claim should be filed by the Buyer within 30 days after the arrival of the goods at port of destination. While for quantity discrepancy, claim should be filed by the Buyer within 15 days after the arrival of the goods at port of destination. It is understood that the Seller shall not be liable for any discrepancy of the goods shipped due to causes for which the Insurance Company, Shipping Company, other transportation organizations and /or Post Office are liable.

(7) The Seller warrants its Photovoltaic modules (" PV-modules") to be free from defects in materials and workmanship under normal application, installation, use and service conditions. If the PV-modules fail to conform to this warranty, then for a period ending twenty-four months from date of sale to the original end-customer, The seller at its option, either repair or replacement or refund , or refund the purchase price as paid by the Customer (" purchase price "). Baoding Tianwei YingLi guarantee output power of PV module is more than 90% of the minimum Peak Power within 10 years and more than 80% in 25 years, if can't reach the warranty data, Baoding Tianwei YingLi will replace such loss in power either by replacing the defective PV modules or by refunding the Purchase Price (details is shown in the warranty term).

(8) All disputes arising from the execution of or in connection with this contract, shall be settled through friendly negotiation. In case no settlement can be reached through negotiation, the case shall then be be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The arbitration should be final and binding upon both parties.

6. This Sales Confirmation is made in two original copies, one copy to be held by each Party in witness thereof.

7. This contract will come to effective after receiving the confirmation of the Board of Directors of Sunline AG.


The seller: /s/ Zhiheng Zhao            The buyer: /s/ W. Driud
            -------------------------              -----------------------------
Baoding Tianwei Yingli New Energy       Sunline AG
Resources Co., Ltd